Advanced Series Trust

PROSPECTUS

May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST First Trust Capital Appreciation Target Portfolio
AST PIMCO Total Return Bond Portfolio

Table of Contents

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives and Principal Strategies
8	Principal Risks
14	Introduction to Past Performance
15	Past Performance
17	Fees and Expenses of the Portfolios
17	Example

18	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
18	Introduction
18	Investment Objectives and Policies

28	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
28	Additional Investments & Strategies

32	HOW THE FUND IS MANAGED
32	Board of Trustees
32	Investment Managers
33	Investment Management Fees
33	Investment Subadvisers
33	Portfolio Managers

35	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
35	Purchasing and Redeeming Shares of the Portfolios
35	Redemption in Kind
35	Frequent Purchases or Redemptions of Portfolio Shares
36	Net Asset Value
38	Distributor

39	OTHER INFORMATION
39	Federal Income Taxes
39	Monitoring for Possible Conflicts
39	Disclosure of Portfolio Holdings
39	Legal Proceedings
39	Payments to Affiliates

40	FINANCIAL HIGHLIGHTS
40	Introduction

42	APPENDIX
42	Description of Certain Debt Securities Ratings

INTRODUCTION

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

RISK/RETURN SUMMARY

Investment Objectives and Principal Strategies

AST First Trust Capital Appreciation Target Portfolio

Investment Objective: long-term capital growth.

In seeking to achieve its investment objectives, the Portfolio allocates its assets across six uniquely specialized investment strategies. The allocation across the investment strategies for the Portfolio is set forth in this Prospectus under "More Detailed Information About How the Portfolios Invest." The Portfolio will normally invest approximately 80% of its total assets in equity securities and approximately 20% in fixed-income securities as of the security selection date. Depending on market conditions, the equity portion may range between 75-85% and the fixed-income portion between 15-25%.

First Trust (as defined below) will select securities for the Portfolio that are identified by a model based on six uniquely specialized investment strategies, as follows:

• Dow Jones Income
• NYSE® International Target 25
• Global Dividend Target 15
• Value Line® Target 25
• Target Small-Cap
• The Dow® Target Dividend (AST First Trust Balanced Target Portfolio only)
• NASDAQ® Target 15 (AST First Trust Capital Appreciation Target Portfolio only)

Initially, the Portfolio will invest in securities determined by the model based on its six respective investment strategies. On or about the annual selection date (March 1), the Portfolio will establish both the percentage allocations among the six investment strategies under normal circumstances and the percentage allocation of each security's position within each of the five investment strategies that invest primarily in equity securities (each, an Equity Strategy and collectively the Equity Strategies). First Trust reserves the right to over-weight, under-weight, or exclude certain companies from the holdings of the Portfolio. A more complete description of the investment strategy of the Portfolio is included in this Prospectus under "More Detailed Information About How the Portfolios Invest."

In addition to the principal risks listed below, the Portfolio is also subject to investment model risk due to its policy of investing solely in securities identified by a model based on six investment strategies under normal circumstances. As a result of this policy, securities held by the Portfolio will not be bought or sold in response to market fluctuations. First Trust, however, may stop purchasing the securities of an issuer in accordance with the requirements of one of the strategies in the event the issuer suffers a material adverse development (e.g., bankruptcy, insolvency, etc.). To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other Portfolios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. The Portfolios is advised by First Trust Advisors L.P. ("First Trust")

Principal Risks:

  company risk
  credit risk
  currency risk
  derivatives risk
  foreign investment risk
  interest rate risk
  license risk
  liquidity risk
  management risk
  market risk
  mid-capitalization company risk
  portfolio turnover risk
  small company risk

AST PIMCO Total Return Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed-income investments include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements; and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index which, as of December 31, 2008, was 3.67 years. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk
  common and preferred stock risk
  credit risk
  derivatives risk
  foreign investment risk
  hedging risk
  high yield risk
  inflation-indexed securities risk
  interest rate risk
  leveraging risk
  liquidity risk
  management risk
  market risk
  mortgage risk
  risk of investing in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk
  prepayment or call risk
  privately-issued mortgage-related and asset-backed securities short sale risk
  U.S. government and agency securities risk
  Yankee obligation risk

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk. Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

Past Performance

AST First Trust Capital Appreciation Target Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.51%(2nd quarter of 2007)	-21.51%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (3/20/06)
Portfolio	-40.71%	-11.96%
Standard & Poor's 500 Index*	-36.99%	-10.44%
Primary Blended Index**	-33.13%	-8.27%
Secondary Blended Index**	-30.34%	-7.47%

*The Standard & Poor's 500 Composite Stock Price Index ("Standard & Poor's 500 Index") — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (55%), the MSCI EAFE Index (25%) and the Barclays Capital U.S. Corporate Investment Grade Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (80%) and the Dow Jones Corporate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST PIMCO Total Return Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.22%(3rd quarter of 2001)	-3.58%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-2.26%	3.39%	5.03%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	4.65%	5.63%

*The Barclays Capital U.S. Aggregate Bond Index —an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity—gives a broad look at how short and intermediate-term bonds have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses
AST First Trust Capital Appreciation Target	None	.85	None	.15	-	1.00
AST PIMCO Total Return Bond	None	.65	None	.13	-	.78

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST First Trust Capital Appreciation Target	102	318	552	1,225
AST PIMCO Total Return Bond	80	249	433	966

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Investment Objectives and Policies

AST First Trust Capital Appreciation Target Portfolio

Investment Objective: long-term capital growth.

General. The Portfolio allocates its assets across six uniquely specialized investment strategies. Initially, the Portfolio will invest in the securities determined by the model based on its six respective investment strategies. On or about the annual security selection date (March 1), the Portfolio will establish both percentage allocations among the six investment strategies and the percentage allocation of each security's position within each Equity Strategy. First Trust reserves the right to over-weight, underweight, or exclude certain companies from the holdings of the Portfolio. The percentage allocations among the six investment strategies at the annual security selection date are approximately as follows:

AST First Trust Capital Appreciation Target Portfolio: Asset Allocations
Dow Jones Income	20.00%
NYSE® International Target 25	10.00%
Global Dividend Target 15	20.00%
Value Line® Target 25	20.00%
Target Small-Cap	15.00%
The Dow® Target Dividend	N/A
NASDAQ® Target 15	15.00%

Investment Strategies for the Portfolio

Dow Jones Income

In selecting securities for this strategy, First Trust follows an investment strategy that invests in securities identified by applying certain screens to the Dow Jones Corporate Bond Index. This strategy emphasizes high credit quality, liquidity, diversification, issuer fundamentals, and duration management.

  Step 1: Begin with the universe of bonds that comprise the Dow Jones Corporate Bond Index on or about the applicable security selection date. The Dow Jones Corporate Bond Index identifies bonds with an investment-grade credit rating of no less than Baa3 as rated by Moody's Investors Service (or rated of similar quality by another rating agency).
  Step 2: For liquidity, eliminate each bond that does not have at least $350 million principal amount in outstanding issuance.
  Step 3: Eliminate bonds based on proprietary factors including issuer fundamentals and diversification.
  Step 4: Bonds satisfying the above 3 steps are weighted across multiple sectors and maturity bands of the Dow Jones Corporate Bond Index.
  Step 5: Bonds are then selected based on availability and relative value compared to similar quality bonds within the investment grade universe. Due to poor liquidity or lack of availability, like-bonds that are not components of the Dow Jones Corporate Bond Index may be selected within the investment grade universe that have similar characteristics as the bonds identified through steps 1-4.

In the event a bond identified by the process described above is exempted from the Dow Jones Corporate Bond Index, First Trust may continue its investment in such bond or may identify an alternative bond from the Dow Jones Corporate Bond Index.

Each holding is monitored and evaluated for potential credit downgrades/upgrades and issue-specific business fundamentals, and the portfolio is monitored for interest rate sensitivity through optimal duration management.

NYSE® International Target 25. NYSE® International Target 25 Strategy gives investors exposure to large foreign value stocks. The equally weighted portfolio selects the 25 stocks with the best value factors (price/book and price/cash flow). They are selected from the NYSE International 100 Index®, which is comprised of the largest non-US stocks traded on the New York Stock Exchange.

The NYSE® International Target 25 Strategy stocks are selected by First Trust as follows:

  Step 1: Begin with the stocks that comprise the NYSE International 100 Index® on or about the applicable security selection date. The NYSE International 100 Index® consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.
  Step 2: Screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.
  Step 3: Rank each remaining stock on two factors:
  - Price to book
  - Price to cash flow. Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.
  Step 4: Construct an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.

Global Dividend Target 15

In selecting stocks for this strategy, First Trust uses a disciplined investment strategy that invests primarily in the common stocks of the companies that are components of the Dow Jones Industrial AverageSM (DJIASM), the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng IndexSM. The DJIASM consists of stocks chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The FT Index is comprised of 30 stocks chosen by the editors of The Financial Times as representative of British industry and commerce. As of March 31, 2009 the Hang Seng Index consisted of 42 stocks listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities.

This strategy primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIASM, FT Index and Hang Seng Index, respectively, that have the highest dividend yields in the respective index as of the close of business on or about the applicable security selection date.

Value Line® Target 25

To select the stocks for this strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's® #1 ranking for Timeliness™ as of the close of business on or about the applicable security selection date. Value Line's ranking for Timeliness measures Value Line's view of probable price performance during the next 6 to 12 months based upon long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. First Trust expects to select 25 common stocks each year through the following multi-step process from a subset of the stocks that receive Value Line's® #1 ranking for Timeliness as of the close of business on or about the applicable security selection date:

  Step 1: Start with the 100 stocks that Value Line® on or about the security selection date gives its #1 ranking for Timeliness™, and remove the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange. Rank each remaining stock from the best (1) to worst (100) on the following factors:
  - 12 month price appreciation
  - 6 month price appreciation
  - Return on assets
  - Price to cash flow
  Step 2: Select a market-cap weighted portfolio of the 25 stocks with the best overall ranking on the above four factors.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the security selection date.

Target Small-Cap

The Target Small-Cap stocks are stocks with small market capitalizations that have recently exhibited certain positive financial attributes. First Trust selects stocks for this strategy as follows:

  Step 1: Select the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE), the NYSE Amex, or The Nasdaq Stock Market (Nasdaq) (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of the close of business on or about the applicable security selection date.
  Step 2: Select companies that have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.
  Step 3: Select stocks with positive three-year sales growth.
  Step 4: From there, select those stocks whose most recent annual earnings are positive.
  Step 5: Eliminate any stock whose price has appreciated by more than 75% in the last 12 months.
  Step 6: Select the 40 stocks with the greatest price appreciation in the last 12 months.

Market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. Securities selected by this strategy will be weighted by market capitalization.

The Dow® Target Dividend (AST First Trust Balanced Target Portfolio only). The Dow® Target Dividend Strategy contains some of the most widely traded of the market's highest-yielding stocks. This strategy selects stocks with good value (low price/book) and signs of growth (change in return on assets (ROA)) from The Dow Jones Select Dividend IndexSM, which consists of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Total Market Index, an index representative of the total market for United States equity securities. These factors allow the strategy to select an equally weighted portfolio of high dividend paying value companies that have future growth potential.

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. First Trust follows a disciplined investment strategy that invests primarily in the 20 common stocks from the Dow Jones Select Dividend IndexSM with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio. Specifically, this investment strategy consists of the following steps:

  Step 1: Rank all 100 stocks contained in the Dow Jones Select Dividend IndexSM on or about the applicable security selection date (best [1] to worst [100]) by:
  - Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.
  - Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.
  Step 2: Select an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

NASDAQ® Target 15 (AST First Trust Capital Appreciation Target Portfolio only)

This investment strategy looks for common stocks issued by companies that are expected to have the potential for capital appreciation. To select the stocks for this investment strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 15 companies selected from a subset of the stocks included in the NASDAQ-100 Index as of the close of business on or about the applicable security selection date.

  Step 1: Begin with the stocks that comprise the NASDAQ-100 Index. Rank each stock on the following factors:
  - 12 month price appreciation
  - 6 month price appreciation
  - Return on assets
  - Price to cash flow
  Step 2: Select a market-cap weighted portfolio of the 15 stocks with the best overall ranking on the four factors.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the security selection date.

Asset Class Allocations. The Portfolio will normally invest approximately 80% of its total assets in equity securities and 20% in fixed-income securities as of the securities selection date. Depending on market conditions on the security selection date, the equity portion may range between 75-85% and the fixed-income portion between 15-25%.

Equity Securities. The Portfolio invests a substantial portion of its assets in equity securities. Eligible equity securities include common stocks, warrants to purchase common stocks, and securities convertible into common stocks (such as convertible bonds and debentures). In addition, the Portfolio may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Fixed-Income Securities. The Portfolio may invest in debt obligations of varying quality, including securities issued or guaranteed by the U.S. Government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Portfolio will limit its investments to debt obligations rated at least investment grade by Moody's Investors Service (Moody's), Standard Poor's Ratings Services (S&P), or another major rating service, and unrated debt obligations that First Trust believes are comparable in quality.

Other Investments and Investment Strategies for the Portfolio. In addition to the principal investment strategies outlined above, the Portfolio may invest in the following instruments and use the following investment methods:

  Common and Preferred Stocks
  Fixed-Income Securities
  Foreign Securities
  Derivative Instruments
  Initial Public Offerings
  Warrants
  Convertible Securities
  When-Issued, Delayed-Delivery, or Forward Commitment Transactions
  Illiquid and Restricted Securities
  Repurchase Agreements
  Reverse Repurchase Agreements
  Temporary Investments
  Borrowing
  Lending Portfolio Securities
  Short Sales "Against the Box"

LICENSES AND MISCELLANEOUS INFORMATION

"Dow Jones Corporate Bond Index," "The Dow Jones Industrial Average SM ," "The Dow®," "DIJA SM " and "Dow Jones Select Dividend Index SM " are service marks or registered trademarks of Dow Jones Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). Dow Jones does not sponsor, endorse, sell or promote the AST First Trust Balanced Target Portfolio, the AST First Trust Capital Appreciation Target Portfolio, and/or the AST Focus Four Plus Portfolio (collectively, the "AST First Trust Portfolios"). Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust or the Trust a license to use its indexes.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Contract owners of the AST First Trust Portfolios or any member of the public regarding the advisability of purchasing the AST First Trust Portfolios. Dow Jones' only relationship to First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of First Trust or the Contract owners of the AST First Trust Portfolios into consideration in determining, composing or calculating The Dow Jones Industrial AverageSM, the Dow Jones Select Dividend IndexSM, or the Dow Jones Corporate Bond Index. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the AST First Trust Portfolios to be issued, including the pricing or the amount payable under the Contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the AST First Trust Portfolios.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, CONTRACT OWNERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

"VALUE LINE®," "THE VALUE LINE INVESTMENT SURVEY" AND "VALUE LINE TIMELINESS RANKING SYSTEM" ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE AST FIRST TRUST PORTFOLIOS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. ("VALUE LINE"). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

"Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust, the AST First Trust Portfolios, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the AST First Trust Portfolios into consideration in composing the System. The AST First Trust Portfolios results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the AST First Trust Portfolios or the timing of the issuance for sale of the AST First Trust Portfolios or in the calculation of the equations by which the AST First Trust Portfolios is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND.

"NYSE®" and "NYSE International 100 Index ®" are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolios which use a strategy based in part on the NYSE International 100 Index®, are not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.

NYSE Group, Inc. has no relationship to the AST First Trust Portfolios or First Trust other than the licensing of NYSE International 100 Index® (the "Index") and its registered trademarks for use in connection with the AST First Trust Portfolios.

NYSE Group, Inc. and its affiliates do not:

  Sponsor, endorse, sell or promote the AST First Trust Portfolios.
  Recommend that any person invest in the AST First Trust Portfolios or any other securities.
  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of AST First Trust Portfolios.
  Have any responsibility or liability for the administration, management or marketing of the AST First Trust Portfolios.
  Consider the needs of the AST First Trust Portfolios or the Contract owners of the AST First Trust Portfolios in determining, composing or calculating the NYSE International 100 Index® or have any obligation to do so.

Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the AST First Trust Portfolios or the Fund. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:

  The results to be obtained by the AST First Trust Portfolios, the Contract owner of the AST First Trust Portfolios or any other person in connection with the use of the Index and the data included in the Index;
  The accuracy or completeness of the Index and its data;
  The merchantability and the fitness for a particular purpose or use of the Index and its data;
  NYSE Group, Inc. and it's affiliates will have no liability for any errors, omissions or interruptions in the Index or its data;
  Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the AST First Trust Portfolios or any other third parties.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. (including its affiliates) (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the AST First Trust Portfolios. The Corporations make no representation or warranty, express or implied, to the owners of shares of the AST First Trust Portfolios or any member of the public regarding the advisability of investing in securities generally or in the AST First Trust Portfolios particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to the First Trust Advisors L.P. ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® registered trademarks and certain trade names of the Corporations and the use of the NASDAQ-100 Index®, which is determined, composed and calculated by NASDAQ without regard to Licensee or the AST First Trust Portfolios. Prudential Investments LLC (Sub-Licensee) has sublicensed certain NASDAQ trademarks and tradenames of the Corporations. NASDAQ has no obligation to take the needs of the Licensee, the Sub-Licensee, or the owners of shares of the AST First Trust Portfolios into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the AST First Trust Portfolios to be issued or in the determination or calculation of the equation by which the AST First Trust Portfolios are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the AST First Trust Portfolios.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCUATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, RECORD OR BENEFICIAL SHAREHOLDERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBIITY OF SUCH DAMAGES.

The AST Focus Four Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC ("Standard & Poor's") or its third party licensors. Neither Standard & Poor's nor its third party licensors makes any representation or warranty, express or implied, to the owners of the AST Focus Four Plus Portfolio or any member of the public regarding the advisability of investing in securities generally or in the AST Focus Four Plus Portfolio particularly or the ability of the S&P MidCap 400 index or the S&P SmallCap index (individually and collectively, the "Index") to track general stock market performance. Standard & Poor's' and its third party licensor's only relationship to First Trust Advisors L.P. is the licensing of certain trademarks and trade names of Standard & Poor's and the third party licensors and of the Index which is determined, composed and calculated by Standard & Poor's or its third party licensors without regard to First Trust Advisors L.P. or AST Focus Four Plus Portfolio. Standard & Poor's and its third party licensors have no obligation to take the needs of First Trust Advisors L.P. or the owners of the AST Focus Four Plus Portfolio into consideration in determining, composing or calculating the Index. Neither Standard & Poor's nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the AST Focus Four Plus Portfolio or the timing of the issuance or sale of the AST Focus Four Plus Portfolio or in the determination or calculation of the equation by which the AST Focus Four Plus Portfolio is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the AST Focus Four Plus Portfolio.

NEITHER STANDARD & POOR'S, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. STANDARD & POOR'S, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL STANDARD & POOR'S, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's®", "S&P®", "S&P MidCap 400", "Standard & Poor's MidCap 400", "S&P SmallCap 600", and "Standard & Poor's SmallCap 600" are trademarks of Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc., and have been licensed for use by First Trust Advisors L.P.

AST PIMCO Total Return Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital, and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The 80% investment requirement applies at the time the Portfolio invests its net assets.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or equivalently rated by Standard & Poor's Corporation ("S&P") or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutualPortfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
AST First Trust Capital Appreciation Target	.85
AST PIMCO Total Return Bond	.65

Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

First Trust Advisors L.P. (First Trust) First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), were established in 1991 and at December 31, 2008 had approximately $18.3 billion in assets under management or supervision, of which approximately $1.9 billion was invested in trusts serving as underlying funds for variable annuity and insurance contracts. First Trust's address is 120 E. Liberty Drive, Wheaton, Illinois 60187.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO managed $747 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST First Trust Capital Appreciation Target Portfolio

Robert F. Carey, Roger F. Testin, Jon C. Erickson, David G. McGarel, Todd Larson (fixed income portfolios of AST First Trust Capital Appreciation Target Portfolio) and Daniel J. Lindquist comprise the Investment Committee of First Trust that is responsible for the day-to-day management of the Portfolio.

Mr. Lindquist rejoined First Trust as Vice President in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.

Mr. Carey has been with First Trust since 1991 and is the Chief Investment Officer and a Senior Vice President of First Trust and a Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel has been with First Trust since 1997 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Mr. Testin has been with First Trust since August 2001 and is a Senior Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the fund's portfolio.

Mr. Larson joined First Trust in December 2007 and is a Vice President and Fixed Income Portfolio Manager of First Trust. Mr. Larson's background includes 20 years of experience as an investment professional, including as a portfolio manager with ABN AMRO Asset Management, Horizon Cash Management, and Van Kampen American Capital. Mr. Larson is responsible for managing each of the AST First Trust Balanced Target and AST First Trust Capital Appreciation Target Portfolios fixed-income portions.

AST PIMCO Total Return Bond Portfolio

William H. Gross, CFA, is a Managing Director, portfolio manager, and Chief Investment Officer. He was a founding partner of PIMCO in 1971. Mr. Gross has over thirty years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

OTHER INFORMATION

Federal Income Taxes

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

	AST First Trust Capital Appreciation Target Portfolio

	Year Ended		March 20, 2006(e)
	December 31,		through
			December 31,
	2008	2007(f)	2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.80	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.24	0.19	0.06
Net realized and unrealized gain (loss) on investments	(4.96)	1.02	0.56

Total from investment operations	(4.72)	1.21	0.62

Less Distributions:	(0.22)	(0.03)	—

Net Asset Value, end of period	$6.86	$11.80	$10.62

Total Return(a)	(40.71)%	11.42%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$788.0	$1,676.8	$577.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Net investment income	2.08%	1.68%	1.71	%(d)
Portfolio turnover rate	134%	47%	6	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.

	AST PIMCO Total Return Bond Portfolio

	Year Ended December 31,

	2008		2007(d)		2006		2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.10		$11.43		$11.45		$12.01	$11.99

Income (Loss) From Investment Operations:
Net investment income	0.63		0.55		0.28		0.52	0.23
Net realized and unrealized gain (loss) on investments	(0.89)		0.40		0.11		(0.23)	0.36

Total from investment operations	(0.26)		0.95		0.39		0.29	0.59

Less Dividends and Distributions:
Dividends from net investment income	—		—		—		(0.45)	(0.48)
Distributions from net realized gains	—		—		—		(0.40)	(0.09)
Distributions	(0.53)		(0.28)		(0.41)		—	—

Total dividends and distributions	(0.53)		(0.28)		(0.41)		(0.85)	(0.57)

Net Asset Value, end of year	$11.31		$12.10		$11.43		$11.45	$12.01

Total Return(a)	(2.26	) %	8.31%		3.74%		2.50%	4.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,108.2		$4,775.5		$3,347.2		$1,790.7	$2,318.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.79%	0.78	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.80%	0.81	%(c)
Net investment income	4.20%		4.67%		4.30%		3.62%	2.08%
Portfolio turnover rate	506%		297%		238%		238%	253%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)

The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.74% for the year ended December 31, 2007 and 0.76% for the year ended December 31, 2006.

APPENDIX

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on Portfolios employed.
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

Advanced Series Trust

PROSPECTUS

May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Aggressive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
Table of Contents

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives and Principal Strategies
7	Principal Risks
9	Principal Risks: Funds of Funds
11	Introduction to Past Performance
12	Past Performance
15	Fees and Expenses of the Portfolios
15	Example

17	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
17	Investment Objectives and Policies

20	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
20	Additional Investments & Strategies

24	HOW THE FUND IS MANAGED
24	Board of Trustees
24	Investment Managers
25	Investment Management Fees
25	Investment Subadvisers
25	Portfolio Managers

27	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
27	Purchasing and Redeeming Shares of the Portfolios
27	Redemption in Kind
27	Frequent Purchases or Redemptions of Portfolio Shares
28	Net Asset Value
30	Distributor

31	OTHER INFORMATION
31	Federal Income Taxes
31	Monitoring for Possible Conflicts
31	Disclosure of Portfolio Holdings
31	Legal Proceedings
32	Payments to Affiliates

33	FINANCIAL HIGHLIGHTS
33	Introduction

INTRODUCTION

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

RISK/RETURN SUMMARY

Investment Objectives and Principal Strategies

AST Dynamic Asset Allocation Portfolios:

AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio (formerly AST Conservative Asset Allocation Portfolio)
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

These Portfolios are "funds of funds." That means that each Portoflio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the portfolios. Currently, the only Underlying Portfolios in which they invest are other Portfolios of the Trust and certain money market funds advised by the Manager or one of its affiliates.

The asset allocation strategy for each Portfolio is determined by Prudential Investments, LLC (PI) and Quantitative Management Assocaiets LLC (QMA). As a general matter, QMA will begin by constructing a neutral allocation for each Portfolio. Each neutral allocation initially divides the assets for the corresponding Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Barclays Capital U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)
  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)
  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)
  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and
  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. See the table in the section entitled "More Detailed Information About How the Portfolios Invest" for a description of these ranges. Consistent with each Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these Portfolios is permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency. In addition, the Investment Managers and the Trust have received exemptive relief from the SEC to permit these Portfolios (among others) to invest in derivative instruments that are not classified as securities under the federal securities laws, including, without limitation, futures contracts, forwards, and swap agreements. Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Principal Risks:

  asset allocation risk
  asset transfer program risk
  underlying portfolio selection risk
  Subadviser selection risk for underlying trust portfolios
  fund of funds risk
  market risk
  selection risk
  common and preferred stocks risk
  investment style risk
  small- and mid-capitalization company risk
  market sector/industry risk
  portfolio turnover risk

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Fund of Funds Risk. The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk. Funds that emphasize investments in a particular market sector or industry like real estate are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

Principal Risks: Funds of Funds

"Fund of Funds" Structure Description. As previously discussed, each of the Dynamic and Tactical Asset Allocation Portfolios, as well as the Academic Strategies Asset Alloction Portfolio (each, a Fund of Funds, and collectively, the Funds of Funds) is a "fund of funds." That means that each Fund of Funds invests primarily or exclusively in shares of other pooled investment vehicles (collectively, the Underlying Portfolios), including, without limitation, other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Each Fund of Funds has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each Fund of Funds will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the Funds of Funds invests primarily or exclusively in shares of the Underlying Trust Portfolios under normal circumstances, the risks associated with each Fund of Funds will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each Fund of Funds to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation risk. Asset allocation risk is the risk that an AA Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, a Tactical Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, a Tactical Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Asset Program Transfer Risk. Investments in the Funds of Funds are subject to asset transfer program risk. For a description of this risk factor, please see the information above under the caption "Principal Risks."

Underlying Fund Risk. The value of an investment in an Fund of Funds will be related in part to the investment performance of any Underlying Portfolio in which it invests. Therefore, to the extent an Fund of Funds invests in Underlying Portfolios, the principal risks of investing in the Fund of Funds will be related to the principal risks associated with those Underlying Portfolios and their investments. The risks associated with the securities and investment methods that the Underlying Portfolios may invest in or use are described above under the caption "Principal Risks." Investing in an Underlying Portfolio will also expose the relevant Fund of Funds to a pro rata portion of the Underlying Portfolio's fees and expenses. Underlying Portfolios that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the AA Subadvisers and the Underlying Trust Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Underlying Trust Portfolios: Potential Conflicts of Interest and Subadviser Selection Risk. Under normal circumstances, the Dynamic Asset Allocation Portfolios invests 100% of their respective assets in shares of Underlying Trust Portfolios while not less than 90% of each Tactical Asset Allocation Portfolio's assets are invested in shares of Underlying Trust Portfolios. In addition, the AST Academic Strategies Asset Allocation Portfolio normally invests approximately 65% of its assets in shares of Underlying Trust Portfolios. These investments in Underlying Trust Portfolio shares may be subject to certain potential conflicts of interest. As described above, the Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Trust Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Trust Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Trust Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Trust Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Trust Portfolio. As a result, it is possible that the interests of the Underlying Trust Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Trust Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Trust Portfolio does not produce the intended result. The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Trust Portfolios.

Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

Past Performance

AST Aggressive Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
8.33%(4th quarter of 2006)	-23.07%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-42.33%	-9.67%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-38.43	-7.73

*The Standard Poor's 500 Composite Stock Price Index (Standard Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Blended Index consists of Russell 3000 Index (80%) and MSCI EAFE Index (GD) (20%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns would have been lower if they included the effect of these expenses.

AST Balanced Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.31%(4th quarter of 2006)	-14.63%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-28.70%	-4.67%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.05%	-2.25%
Secondary Blended Index***	-20.94%	-1.57%
Prior Primary Blended Index****	-20.94%	-1.57%
Prior Secondary Blended Index*****	-20.02%	-1.85%

Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Porfolio. EffectiveJuly 21, 2008, the Portfolio added new Subadvisers and changesd its investment objective, policies, strategy, and expense structure. The performance history furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Porfolio, and does not represent the acutal or predicted performance of the current Portfolio.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Secondary Blended Index consists of the Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****Prior Primary Blended Index consists of Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Primary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

*****Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Secondary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

AST Preservation Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
4.11%(3rd quarter of 2007)	-9.00% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-19.48%	-1.66%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-12.06%	1.10%
Secondary Blended Index***	-11.44%	0.91%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (35%) and the Barclays Capital Aggregate Bond Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses
AST Aggressive Asset Allocation	None	.15	None	.05	.90	1.10
AST Balanced Asset Allocation	None	.15	None	.02	.93	1.10
AST Preservation Asset Allocation	None	.15	None	.02	.87	1.04

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST Aggressive Asset Allocation	112	350	606	1,340
AST Balanced Asset Allocation	112	350	606	1,340
AST Preservation Asset Allocation	106	331	574	1,271

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

The Fund of Funds will not be directly subject to the administrative services fee to the extent they invest in Underlying Trust Portfolios. The Underlying Trust Portfolios in which a Fund of Funds invest, however, will be subject to the administrative services fee. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Trust Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the Tactical Asset Allocation Portfolios generally invest at least 90% of their assets in Underlying Trust Portfolios, only 10% of their assets generally will be directly subject to the administrative services fee. In determining the administrative services fee, only assets of a Fund of Funds that are not invested in Underlying Trust Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Fund of Funds paying higher administrative services fees than if all of the assets of a Fund of Funds were counted for purposes of computing the relevant administrative services fee breakpoints.

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Fund of Funds invests in shares of Underlying Trust Portfolios, and some Portfolios invest in other mutual funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

AST Dynamic Asset Allocation Portfolios:

AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies and Risks. Each of the Dynamic Asset Allocation Portfolios is a "fund of funds." That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to timebe added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain money market funds advised by an Investment Manager or one of its affiliates.

Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the Securities and Exchange Commission. This index generally includes U.S. government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)
  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)
  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)
  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and
  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and erivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

Temporary Investments. Up to 100% of a Dynamic Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Asset Allocation Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While a Dynamic Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in strategic and Underlying Portfolio allocations, to secure gains, to limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks. The Underlying Portfolio shares in which the Dynamic Asset Allocation Portfolios invest have risks, and the value of those shares will fluctuate. As a result, the performance of a Dynamic Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and the performance of those Underlying Portfolios. A principal risk of investing in each Dynamic Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Dynamic Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Dynamic Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the applicable Underlying Portfolios. The ability of each Dynamic Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Some of these risks related to the Underlying Portfolios include, but are not limited to, the risks set forth below. Equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment. In addition, a Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in securities of small and medium capitalization companies. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and AST Balanced Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in equity securities. Any fixed-income allocation of a Dynamic Asset Allocation Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. In addition, significant exposure to fixed income securities with intermediate to long maturities could subject a Dynamic Asset Allocation Portfolio to the risk of substantial declines in such Portfolio's share price when there are significant changes in market interest rates. A Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in lower-rated high yield bonds (also commonly known as "junk bonds") or in foreign securities. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in fixed-income securities.

For additional information about the risks involved with investing in mutual funds, see this Prospectus under "Risk/Return Summary—Principal Risks."

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
AST Aggressive Asset Allocation	.15
AST Balanced Asset Allocation	.15
AST Preservation Asset Allocation	.15

Investment Subadvisers

PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each of the AST Dynamic Asset Allocation Portfolios are as follows:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 Jennison managed in excess of $62 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting Jennison to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize Jennison to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize Jennison to provide investment advisory services to any or all of the Portfolios.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 PIM had approximately $395 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting PIM to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize PIM to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize PIM to provide investment advisory services to any or all of the Portfolios.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2008, QMA managed approximately $53.5 billion in assets, including approximately $15.4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST Dynamic Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the Dynamic Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

PI

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

QMA

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

	AST Aggressive Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.60	$11.55	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.05	0.02	—	(e)
Net realized and unrealized gain (loss) on investments	(4.95)	1.09	1.52	0.01

Total from investment operations	(4.86)	1.14	1.54	0.01

Less Distributions:	(1.27)	(0.09)	—	—

Net Asset Value, end of period	$6.47	$12.60	$11.55	$10.01

Total Return(a)	(42.33)%	9.84%	15.38%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$135.3	$573.2	$378.1	$36.4
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.20%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.20%	0.18%	0.20%	2.41	%(d)
Net investment income (loss)	0.86%	0.48%	0.33%	(0.20	)%(d)
Portfolio turnover rate	77%	41%	35%	3	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

	AST Balanced Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.06	$11.08	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.17	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.56)	0.87	0.95	0.04

Total from investment operations	(3.35)	1.04	1.04	0.04

Less Distributions:	(0.48)	(0.06)	—	—

Net Asset Value, end of period	$8.23	$12.06	$11.08	$10.04

Total Return(a)	(28.76)%	9.36%	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,344.7	$1,622.2	$785.2	$51.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	2.02	%(d)
Net investment income (loss)	1.98%	1.48%	0.90%	(0.20	)%(d)
Portfolio turnover rate	90%	32%	32%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.

	AST Preservation Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.78	$10.84	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.22	0.10	—	(e)
Net realized and unrealized gain (loss) on investments	(2.47)	0.75	0.68	0.06

Total from investment operations	(2.23)	0.97	0.78	0.06

Less Distributions:	(0.45)	(0.03)	—	—

Net Asset Value, end of period	$9.10	$11.78	$10.84	$10.06

Total Return(a)	(19.55)%	8.91%	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,340.8	$714.4	$309.4	$13.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.23%	6.28	%(d)
Net investment income (loss)	2.29%	1.95%	0.92%	(0.19	)%(d)
Portfolio turnover rate	58%	67%	70%	6	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186